Exhibit 99.1

Name of Issuing Entity	Check if Registered	Name of Originator	Total Assets in ABS by Originator(3)			Assets That Were Subject of Demand(3)			Assets That Were Repurchased/ Replaced(3)			Assets Pending Repurchase or Replacement (within cure period) (3)			Demand in Dispute(3)(6)			Demand Withdrawn	Demand Rejected
			# (4)	($) (5)	(% of principal balance)	#	($) (7)	(% of principal balance)(8)(9)	#	$	(% of principal balance)	#	$	(% of principal balance)	#	($) (7)	(% of principal balance)(8)(9)
HSI Asset Securitization Corp.Trust 2006-HE2 CIK#: 0001381952	x	WMC Mortgage Corp.	4,499	$ 940,429,355	58.29	0	$0	0.00%	0	0	0	0	0	0	1	$0	0.00%	0	0
		Countrywide Home Loans, Inc.	2,276	$ 475,619,444	29.48	1	$293,709	0.16%	0	0	0	0	0	0	0	$293,709	0.16%	0	0
		Decision One Mortgage Company, LLC	944	$ 197,314,308	12.23	0	$0	0.00%	0	0	0	0	0	0	0	$0	0.00%	0	0
Total HASCO 2006-HE2:			7,719	$ 1,613,363,107	100.00	1	$293,709		0	0	0	0	0	0	1	$293,709		0	0

Total:			7,719	$ 1,613,363,107		1	$293,709		0	0		0	0		1	$293,709		0	0

3 Dollar amounts have been rounded to the nearest whole dollar.

4 Because the number of assets originated by an originator was not specified in the prospectus, the number of assets originated by an originator is an estimate based on the percentage of the outstanding principal balance of such originator's assets at the time of securitization compared to the aggregate asset pool as provided in the prospectus multiplied by the total number of assets included in the asset pool as provided in the prospectus.

5 Because the outstanding principal balance of assets originated by an originator was not specified in the prospectus, the outstanding principal balance of assets at the time of securitization originated by an originator is an estimate based on the percentage of the principal balance of such originator's assets compared to the aggregate asset pool as provided in the prospectus multiplied by the aggregate principal balance of all assets included in the asset pool as provided in the prospectus.

6 Unless otherwise indicated, the Securitizer believes all demands related to an asset are in dispute. However, in most instances the Securitizer is not the entity with the repurchase obligation and therefore is unaware of the resolution or discussions related to the demand. In these circumstances, it is possible that some assets identified as being subject to a demand in dispute are assets that are pending repurchase or replacement and are within the cure period.

7 Unless otherwise indicated, the information provided in this data field reflects the unpaid principal balance of the applicable assets as of the reporting period end date for the identified quarter based on information prepared and provided to the Securitizer by the applicable master servicer. However, if the master servicer's records reflected a zero balance with respect to an asset as of the applicable reporting period end date, the information reflects the last non-zero balance of such asset identified by the master servicer and provided to the Securitizer.

8 The percentage of principal balance is calculated by dividing (a) the outstanding principal balance of the assets originated by the identified originator that is identified as subject to reporting in this data field by (b) the outstanding principal balance of all assets in the securitized pool. In the case of both (a) and (b), the numbers are based on information prepared and provided to the Securitizer by the applicable master servicer. However, if the master servicer's records reflected a zero balance with respect to an asset as of the applicable reporting period end date, the information reflects the last non-zero balance of such asset identified by the master servicer and provided to the Securitizer.

9 Percentages have been rounded to the nearest hundredth of a percent.